As filed with the Securities and Exchange Commission on September 2, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEOS ETF Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NEOS ETF Trust

Special Meeting of Shareholders – Text Templates

Initial Text:

NEOS Shareholder:

Your vote is needed to help support continuity for your investment and an exciting next chapter for NEOS as a focused ETF issuer within Goldman Sachs Asset Management.

The Board recommends shareholders vote FOR each proposal to enable continued management by the same team and support future innovation.

Voting is quick and easy: [Individual Link here]

Questions? Contact Alliance Advisors at 1-866-206-8173.

STOP to END

Follow-Up from Initial Text:

NEOS Shareholder:

Your vote matters.

The Board recommends that NEOS ETFs’ shareholders vote FOR the proposals to help ensure the ETFs continue to be managed by the same team while supporting future innovation with the resources and capabilities of Goldman Sachs Asset Management.

Please take a moment to vote now: [Individual Link here]

STOP to END

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NEOS ETF Trust

Special Meeting of Shareholders – Text Templates

Awareness or Availability of Materials Text:

Dear Valued Shareholder,

As a courtesy to our valued shareholders, proxy materials for the upcoming Special Meeting of Shareholders of NEOS ETF Trust are now available for review ahead of the formal mailing.

You may review the materials at the following link:

[Insert Client Hub Link Here]

We encourage you to submit your vote today by clicking your secure voting link below or by calling 1-866-206-8173.

Submitting your vote now will prevent any additional reminder outreach. Please click the link below to execute your voting instructions.

[Individual Link here]

Thank you for your prompt attention to this matter.

STOP to END.

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NEOS ETF Trust

Special Meeting of Shareholders – Text Templates

Beginning of Campaign text #1:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your investment in NEOS ETF Trust and its Board of Trustees.

As a valued shareholder invested in your fund, we wanted to ensure you received access to the materials for the upcoming Special Meeting. Our records indicate your voting instructions are still pending.

Should you prefer, we are happy to assist you by phone at 1-866-206-8173, or you may vote securely below.

[Individual Link here]

Meeting details may be reviewed here:

[Insert DEF 14A Link]

Thank you for your attention to this matter.

STOP to END.

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NEOS ETF Trust

Special Meeting of Shareholders – Text Templates

Beginning of Campaign text #2:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your investment in NEOS ETF Trust and its Board of Trustees.

The Special Meeting of Shareholders is fast approaching, and according to our records, we have not received your vote.

To prevent any additional correspondence or phone calls, please contact us at 1-866-206-8173, or vote using the link below.

[Individual Link here]

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

Thank you for your attention to this matter.

STOP to END.

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NEOS ETF Trust

Special Meeting of Shareholders – Text Templates

Short Templates with Talking Points:

Dear Valued Shareholder,

NEOS is joining Goldman Sachs Asset Management. Your vote is needed to complete the transaction.

Vote NOW:

[Individual Link here]

If you have questions, please contact us at 1-866-206-8173.

STOP to END.

Dear Valued Shareholder,

NEOS will have greater resources and reach to support continued innovation and expand access to its investment solutions.

Your vote is needed to complete the transaction. Vote NOW:

[Individual Link here]

If you have questions, please contact us at 1-866-206-8173.

STOP to END.

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NEOS ETF Trust

Special Meeting of Shareholders – Text Templates

Dear Valued Shareholder,

The NEOS team and its disciplined investment philosophy will remain the foundation of the firm’s next chapter with Goldman Sachs Asset Management.

Vote NOW:

[Individual Link here]

If you have questions, please contact us at 1-866-206-8173.

STOP to END.

Dear Valued Shareholder,

The transaction creates opportunities to bring NEOS’ investment solutions to more investors and advisors through Goldman Sachs Asset Management’s global platform.

The Board of Trustees of NEOS ETF Trust recommends that shareholders vote FOR each proposal related to the transaction.

[Individual Link here]

If you have questions, please contact us at 1-866-206-8173.

STOP to END.

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NEOS ETF Trust

Special Meeting of Shareholders – Text Templates

Dear Valued Shareholder,

The transaction represents an important next chapter for NEOS, bringing together its differentiated ETF capabilities with Goldman Sachs Asset Management’s scale and resources.

Your vote is needed to complete the transaction. Vote NOW:

[Individual Link here]

If you have questions, please contact us at 1-866-206-8173.

STOP to END.

Dear Valued Shareholder,

By participating in the vote, you can help ensure the NEOS ETFs continue to be managed by the same team and support a smooth transition.

Your vote is needed. Vote NOW:

[Individual Link here]

If you have questions, please contact us at 1-866-206-8173.

STOP to END.

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NEOS ETF Trust

Special Meeting of Shareholders – Text Templates

Dear Valued Shareholder,

NEOS’ next chapter with Goldman Sachs Asset Management creates an opportunity to accelerate the solutions that have made NEOS a leader in income ETFs.

Your vote is needed. Vote NOW:

[Individual Link here]

If you have questions, please contact us at 1-866-206-8173.

STOP to END.

Dear Valued Shareholder,

Following the transaction, NEOS will operate as a focused ETF business within Goldman Sachs Asset Management, continuing to build on what has made NEOS successful.

Please vote your shares today:

[Individual Link here]

If you have questions, please contact us at 1-866-206-8173.

STOP to END.

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